                                                                    Exhibit 10.3

================================================================================

                                    INDENTURE

                                     between

                                    DDI CORP.

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                                   AS TRUSTEE

                                  APRIL 2, 2002

                  6.25% SUBORDINATED CONVERTIBLE NOTES DUE 2007

================================================================================

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
                                    ARTICLE I
                                    ---------

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION 1
            -------------------------------------------------------

SECTION 101.    Definitions.....................................................................1
SECTION 102.    Compliance Certificates and Opinions............................................8
SECTION 103.    Form of Documents Delivered to Trustee..........................................9
SECTION 104.    Acts of Holders; Record Dates..................................................10
SECTION 105.    Notices, Etc., to Trustee and Company..........................................12
SECTION 106.    Notice to Holders; Waiver......................................................12
SECTION 107.    Conflict With Trust Indenture Act..............................................12
SECTION 108.    Effect of Headings and Table of Contents.......................................13
SECTION 109.    Successors and Assigns.........................................................13
SECTION 110.    Separability Clause............................................................13
SECTION 111.    Benefits of Indenture..........................................................13
SECTION 112.    Governing Law..................................................................13
SECTION 113.    Legal Holidays.................................................................13
SECTION 114.    Indenture and Securities Solely Corporate Obligations..........................13
SECTION 115.    Indenture May Be Executed in Counterparts......................................14

                                   ARTICLE II
                                   ----------

                     THE SECURITIES - TITLE, TERMS AND FORMS
                     ---------------------------------------

SECTION 201.    Title and Terms................................................................14
SECTION 202.    Form of Securities.............................................................15
SECTION 203.    Legends........................................................................15
SECTION 204.    Execution, Authentication, Delivery and Dating of the Securities...............18
SECTION 205.    Securities Registrar and Paying Agent..........................................18
SECTION 206.    Paying Agent to Hold Assets in Trust...........................................19
SECTION 207.    General Provisions Relating to Transfer and Exchange...........................20
SECTION 208.    Book-Entry Provisions for the Global Securities................................21
SECTION 209.    Special Transfer Provisions....................................................22
SECTION 210.    Holder Lists...................................................................24
SECTION 211.    Persons Deemed Owners..........................................................24

                                   ARTICLE III
                                   -----------

                      THE SECURITIES - SECONDARY PROVISIONS
                      -------------------------------------

SECTION 301.    Temporary Securities...........................................................24
SECTION 302.    Mutilated, Destroyed, Lost and Stolen Securities...............................25
SECTION 303.    Payment of Interest; Interest Rights Preserved.................................26
SECTION 304.    Persons Deemed Owners..........................................................27
SECTION 305.    Cancellation...................................................................27

                                   ARTICLE IV
                                   ----------

                           SATISFACTION AND DISCHARGE
                           --------------------------

SECTION 401.    Satisfaction and Discharge of Indenture........................................27
SECTION 402.    Application of Trust Money.....................................................28

                                    ARTICLE V
                                    ---------

                              DEFAULTS AND REMEDIES
                              ---------------------

SECTION 501.    Events of Default..............................................................29
SECTION 502.    Acceleration of Maturity; Rescission and Annulment.............................30
SECTION 503.    Collection of Indebtedness and Suits For Enforcement By Trustee. ..............31
SECTION 504.    Trustee May File Proofs of Claim...............................................31
SECTION 505.    Trustee May Enforce Claims Without Possession of Securities. ..................32
SECTION 506.    Application of Money Collected.................................................32
SECTION 507.    Limitation on Suits. ..........................................................32
SECTION 508.    Unconditional Right of Holders To Receive Principal, Premium and Interest and
                   To Convert. ................................................................33
SECTION 509.    Restoration of Rights and Remedies. ...........................................33
SECTION 510.    Rights and Remedies Cumulative.................................................33
SECTION 511.    Delay or Omission Not Waiver...................................................34
SECTION 512.    Control By Majority............................................................34
SECTION 513.    Waiver of Past Defaults........................................................34
SECTION 514.    Undertaking For Costs..........................................................35
SECTION 515.    Waiver of Usury, Stay or Extension Laws........................................35

                                   ARTICLE VI
                                   ----------

                                   THE TRUSTEE
                                   -----------

SECTION 601.    Certain Duties and Responsibilities............................................35
SECTION 602.    Notice of Defaults.............................................................36
SECTION 603.    Certain Rights of Trustee......................................................36
SECTION 604.    Not Responsible For Recitals or Issuance of Securities.........................38
SECTION 605.    May Hold Securities and Act as Trustee Under Other Indentures..................38
SECTION 606.    Money Held In Trust............................................................38
SECTION 607.    Compensation and Reimbursement.................................................38
SECTION 608.    Conflicting Interests..........................................................39
SECTION 609.    Corporate Trustee Required; Eligibility........................................39
SECTION 610.    Resignation and Removal; Appointment of Successor..............................40
SECTION 611.    Acceptance of Appointment By Successor.........................................41
SECTION 612.    Merger, Conversion, Consolidation or Succession to Business....................41
SECTION 613.    Preferential Collection of Claims Against Company..............................42

                                   ARTICLE VII
                                   -----------

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
                -------------------------------------------------

SECTION 701.    Company To Furnish Trustee Names and Addresses of Holders......................42
SECTION 702.    Preservation of Information; Communications To Holders.........................42
SECTION 703.    Reports By Trustee.............................................................42
SECTION 704.    Reports By Company.............................................................43

                                  ARTICLE VIII
                                  ------------

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
              ----------------------------------------------------

SECTION 801.    Company May Consolidate, Etc., Only on Certain Terms...........................43
SECTION 802.    Successor Substituted..........................................................44

                                   ARTICLE IX
                                   ----------

            REPURCHASE AT OPTION OF HOLDERS UPON A CHANGE IN CONTROL
            --------------------------------------------------------

SECTION 901.    Purchase of Securities at Option of the Holder Upon Change in Control..........44
SECTION 902.    Effect of Change in Control Purchase Notice....................................47
SECTION 903.    Deposit of Change in Control Purchase Price....................................48
SECTION 904.    Securities Purchased in Part...................................................48
SECTION 905.    Compliance With Securities Laws Upon Purchase of Securities....................48
SECTION 906.    Repayment to the Company.......................................................49
SECTION 907.    Successive Consolidations, Mergers, Etc........................................49

                                    ARTICLE X
                                    ---------

                                    COVENANTS
                                    ---------

SECTION 1001.   Payment of Principal, Premium and Interest.....................................49
SECTION 1002.   Maintenance of Office or Agency................................................49
SECTION 1003.   Money For Securities Payments To Be Held in Trust..............................50
SECTION 1004.   Existence......................................................................51
SECTION 1005.   Registration and Listing.......................................................51
SECTION 1006.   Resale of Certain Securities...................................................51

                                   ARTICLE XI
                                   ----------

                            REDEMPTION OF SECURITIES
                            ------------------------

SECTION 1101.   Applicability of Article.......................................................52
SECTION 1102.   Election To Redeem; Notice to Trustee..........................................52
SECTION 1103.   Selection By Trustee of Securities To Be Redeemed..............................52
SECTION 1104.   Notice of Redemption...........................................................53
SECTION 1105.   Deposit of Redemption Price....................................................53
SECTION 1106.   Securities Payable on Redemption Date..........................................54
SECTION 1107.   Securities Redeemed in Part....................................................54
SECTION 1108.   Right of Redemption............................................................54
SECTION 1109.   Conversion Arrangement on Call for Redemption..................................55

                                   ARTICLE XII
                                   -----------

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS
                       -----------------------------------

SECTION 1201.   Without Consent of Holders of Securities.......................................55
SECTION 1202.   With Consent of Holders of Securities..........................................56
SECTION 1203.   Compliance With Trust Indenture Act............................................57
SECTION 1204.   Revocation of Consents and Effect of Consents or Votes.........................57
SECTION 1205.   Notation on or Exchange of Securities..........................................57

SECTION 1206.   Trustee to Sign Amendment, Etc.................................................58
SECTION 1207.   Effect of Supplemental Indentures..............................................58
SECTION 1208.   Reference in Securities to Supplemental Indentures.............................58

                                  ARTICLE XIII
                                  ------------

                       DEFEASANCE AND COVENANT DEFEASANCE
                       ----------------------------------

SECTION 1301.   Company's Option To Effect Defeasance or Covenant Defeasance...................58
SECTION 1302.   Defeasance and Discharge.......................................................58
SECTION 1303.   Covenant Defeasance............................................................59
SECTION 1304.   Conditions To Defeasance or Covenant Defeasance................................60
SECTION 1305.   Deposited Money and U.S. Government Obligations To Be Held In Trust;
                   Miscellaneous Provisions....................................................62
SECTION 1306.   Reinstatement..................................................................62
SECTION 1307.   No Defeasance Upon Conversion..................................................63

                                   ARTICLE XIV
                                   -----------

                            CONVERSION OF SECURITIES
                            ------------------------

SECTION 1401.   Applicability of Article.......................................................63
SECTION 1402.   Exercise of Conversion Privilege...............................................63
SECTION 1403.   No Fractional Shares...........................................................64
SECTION 1404.   Notice of Certain Corporate Actions............................................65
SECTION 1405.   Reservation of Shares of Common Stock..........................................65
SECTION 1406.   Payment of Certain Taxes Upon Conversion.......................................66
SECTION 1407.   Nonassessability...............................................................66
SECTION 1408.   Provision in Case of Consolidation, Merger or Sale of Assets...................66
SECTION 1409.   Duties of Trustee Regarding Conversion.........................................67
SECTION 1410.   Repayment of Certain Funds Upon Conversion.....................................67
SECTION 1411.   Conversion Privilege and Conversion Price......................................68
SECTION 1412.   Adjustment of Conversion Price.................................................68
SECTION 1413.   No Adjustment..................................................................73

                                   ARTICLE XV
                                   ----------

                           SUBORDINATION OF SECURITIES
                           ---------------------------

SECTION 1501.   Agreement of Subordination.....................................................74
SECTION 1502.   Payments to Holders............................................................74
SECTION 1503.   Subrogation of Securities......................................................76
SECTION 1504.   Authorization to Effect Subordination..........................................77
SECTION 1505.   Notice to Trustee..............................................................78
SECTION 1506.   Trustee's Relation to Senior Indebtedness......................................78
SECTION 1507.   No Impairment of Subordination.................................................79
SECTION 1508.   Certain Conversions Deemed Payment.............................................79
SECTION 1509.   Article Applicable to Paying Agents............................................79
SECTION 1510.   Senior Indebtedness Entitled To Rely...........................................80

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Section 310 (a)(1)............................................................................609
       (a)(2).................................................................................609
       (a)(3)......................................................................Not Applicable
       (a)(4)......................................................................Not Applicable
       (b)...............................................................................608, 610
Section 311 (a)...............................................................................613
       (b)....................................................................................613
Section 312 (a)..........................................................................701, 702
       (b)....................................................................................702
       (c)....................................................................................702
Section 313 (a)...............................................................................703
       (b)....................................................................................703
       (c)....................................................................................703
       (d)....................................................................................703
Section 314 (a)...............................................................................704
       (a)(4)............................................................................101, 104
       (b).........................................................................Not Applicable
       (c)(1).................................................................................102
       (c)(2).................................................................................102
       (c)(3)......................................................................Not Applicable
       (d).........................................................................Not Applicable
       (e)....................................................................................102
Section 315 (a)...............................................................................601
       (b)....................................................................................602
       (c)....................................................................................601
       (d)....................................................................................601
       (e)....................................................................................514
Section 316 (a)...............................................................................101
       (a)(1)(A)..............................................................................512
       (a)(1)(B)..............................................................................513
       (a)(2)......................................................................Not Applicable
       (a)(2)......................................................................Not Applicable
       (b)....................................................................................508
       (c)....................................................................................104
Section 317 (a)(1)............................................................................503
       (a)(2).................................................................................504
       (b)...................................................................................1003
       Section 318 (a)........................................................................107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of April 2, 2002 (this "Indenture"), between DDi Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal executive office at 1220 Simon Circle, Anaheim, California 92806, and State Street Bank and Trust Company, a Massachusetts trust company duly organized and existing under the laws of the Commonwealth of Massachusetts, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 6.25% Convertible Subordinated Notes due 2007, (herein called the "Securities").

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

          DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. Definitions.
             -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act," when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 204 to act on behalf of the Trustee to authenticate the Securities.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Clearstream" means Clearstream Banking, Luxembourg, societe anonyme, formerly Cedel Bank.

          "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company; provided, however, subject to the provisions of Section 1409, shares issuable upon conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, further, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the corporation named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its principal financial officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111,
Attention: Corporate Trust Department, or such other office, designated by the Trustee by written notice to the Company and approved by the Company, at which at any particular time its corporate trust business shall be administered.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1303.

          "Defaulted Interest" has the meaning specified in Section 303.

          "Defeasance" has the meaning specified in Section 1302.

          "Depositary" means, with respect to the Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

          "Designated Senior Indebtedness" means (a) the Amended and Restated Credit Agreement dated as of July 23, 1998, as amended, among Dynamic Details, Incorporated, DDi Capital Corp., Dynamic Details Incorporated, Silicon Valley, The Chase Manhattan Bank and the various lenders party thereto; (b) the Facilities Agreement dated as of May 27, 1999, as amended, between DDi Europe Limited, the Governor of the Bank of Scotland and the various lenders party thereto; and (c) the Company's obligations under any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness). If any payment made to any holder of any Designated Senior Indebtedness or its Representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior Indebtedness effective as of the date of such rescission or return.

          "DTC" means Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, a "clearing corporation" within the meaning of the NY UCC and a "clearing agency" registered pursuant to
Section 17A of the Exchange Act.

          "Euroclear" means Euroclear Bank S.A/N.V., as operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Expiration Date" has the meaning specified in Section 104.

          "Global Security" means a Security that evidences all or part of the Securities described in Section 202 and bears the legend set forth in Section 203.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means with respect to any Person, and without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person or under other leases for facilities equipment or related assets whether or not capitalized, entered into or leased for financing purposes, as determined by the Company, and all obligations and other liabilities contingent or otherwise, or under any lease or related document (including a purchase agreement) in connection with the lease of real property or improvements thereon which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of such Person (contingent or otherwise) with respect to any interest rate, currency or other swap, cap, floor or collar agreement, hedge agreement, forward contract, or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d),
(f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

          "Indenture" means this instrument as originally executed and as it may from time to time be amended pursuant to the applicable provisions hereof, including, for all purposes of this instrument, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date," when used with respect to any Security, means April 1 and October 1.

          "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repurchase at the option of the Holder or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 501(3).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 102 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

          (3) Securities as to which Defeasance has been effected pursuant to
     Section 1302; and

          (4) Securities which have been paid pursuant to Section 305 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Payment Blockage Notice" has the meaning specified in Section 1502.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Securities" means any Securities issued in the form of certificated Notes in registered form in substantially the form set forth in Exhibit A.
---------

          "Place of Payment," when used with respect to the Securities, means the place or places where the principal of and any premium and interest on the Securities are payable.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Record Date" means any Regular Record Date or Special Record Date.

          "Redemption Date," when used with respect to any Security to be redeemed, means any date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified in Section 201(c).

          "Regulation S" means Regulation S under the Securities Act (including any successor regulation thereof), as the same may be amended from time to time.

          "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

          "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his/her knowledge and familiarity with the particular subject.

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A" means Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under or pursuant to this Indenture.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 205.

          "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and all other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 303.

          "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a corporation of which at least a majority of the outstanding voting stock having the power to elect a majority of the board of directors of such corporation is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, and the accounts of which are consolidated with those of the Company in its most recent consolidated financial statements in accordance with generally accepted accounting principles. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person.

          "U.S. Government Obligation" has the meaning specified in Section
1304.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior closing of stock has such voting power by reason of any contingency.

SECTION 102. Compliance Certificates and Opinions.
             ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate in form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by the provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.
             --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.
             -----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instrument or instruments delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, vote, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices, Etc., to Trustee and Company.
             -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (or by facsimile transmissions, provided that oral confirmation of receipt shall have been received) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer.

SECTION 106. Notice to Holders; Waiver.
             -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or delivered by hand or overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail or deliver by hand or overnight courier such notice, nor any defect in any notice so mailed or delivered by hand or overnight courier, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict With Trust Indenture Act.
             ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.
             ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.
             ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.
             -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.
             ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.
              -------------

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH STATE'S CONFLICTS OF LAWS PRINCIPLES.

SECTION 113. Legal Holidays.
             --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert a Security at a particular conversion price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities payment of interest or principal (and premium, if any) or, conversion need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, at the Stated Maturity or on such last day for conversion, as the case may be.

SECTION 114. Indenture and Securities Solely Corporate Obligations.
             -----------------------------------------------------

          No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

SECTION 115. Indenture May Be Executed in Counterparts.
             -----------------------------------------

          This instrument may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instruments.

                                   ARTICLE II

                     THE SECURITIES - TITLE, TERMS AND FORMS

SECTION 201. Title and Terms.
             ---------------

          (a) The Securities shall be known and designated the "6.25% Convertible Subordinated Notes due 2007" of the Company. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $115,000,000, except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 207, 208 & 209. The Securities shall be issuable in denominations of $1,000 or integral multiples thereof. The notes will mature on April 1, 2007, unless earlier redeemed at the option of the Company or purchased by the Company at the option of the Holder upon a change in control as provided in Article IX.

          (b) The Securities shall bear interest at an annual rate of 6.25%. Interest shall be payable on April 1 and October 1 of each year, beginning on October 1, 2002. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          (c) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, be paid to the Person in whose name a Security is registered at the close of business on March 1 and September 1 the "Regular Record Date" for such interest (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          (d) Payment of the principal of (and premium, if any) and any interest on the Securities shall be made at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register; provided that a Holder with an aggregate principal amount in excess of

$2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder.

          The Company hereby initially designates the Trustee as Paying Agent, Security Registrar, Custodian and conversion agent.

          (e) Principal of, (and premium, if any) and interest on, Global Securities shall be payable to the Depositary in immediately available funds.

          (f) The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article IX.

SECTION 202. Form of Securities.
             ------------------

          (a) Except as otherwise provided pursuant to this Section 202, the Securities are issuable in fully registered form without coupons in substantially the form of Exhibit A hereto, with such applicable legends as are
                          ---------
provided for in Section 203. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

          (b) Securities offered and sold (i) to QIBs in accordance with Rule 144A and (ii) in reliance on Regulation S, shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the
                                               ---------
applicable legends as provided in Section 203 (each a "Global Security" and collectively the "Global Securities"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as Custodian, at its Corporate Trust Office, for credit to the accounts of the Agent Members holding the Securities evidenced thereby (or in the case of Securities held for purchasers who acquired such Securities in accordance with Regulation S, registered with the Depositary for credit to the accounts of the Agent Members then holding such Securities on behalf of Euroclear and Clearstream). The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Custodian, and of the Depositary or its nominee, as hereinafter provided.

          Physical Securities acquired by QIBs in accordance with Rule 144A or in reliance on Regulation S may be exchanged for interests in Global Securities pursuant to Section 209(a).

SECTION 203. Legends.
             -------

          (a) Restricted Securities Legends.

          Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 203(a)(i) ("Restricted Securities Legend"), and such legend shall not be removed except as provided in Section 203(a)(ii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in
Section 203(a)(i) (a "Restricted Security") shall be subject to the restrictions on transfer set forth in the Restricted Securities Legend set forth below, and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by all such restrictions on transfer.

          As used in Section 203(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          (i) Restricted Securities Legend for Securities.

          Until two years after the original issuance date of any Security, any certificate evidencing such Security (and all Securities issued in exchange therefor or substitution thereof shall bear a Restricted Securities Legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF PARAGRAPH (K)(2) OF RULE 902 OF REGULATION S OF THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO DDI CORP. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF DDI CORP SO REQUESTS), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND DDI CORP. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS

BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          (ii) Removal of the Restricted Securities Legends.

          Each Security shall bear the applicable Restricted Securities Legend set forth in Section 203(a)(i) until the date which is two years after the original issuance date of such Security. The Holder must give notice thereof to the Trustee.

          In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to "TWO YEARS", and in the corresponding transfer restrictions described above, the Securities will be deemed to refer to such shorter period, from and after receipt by the Trustee of both an Officers' Certificate and an Opinion of Counsel in accordance with the sentence immediately following. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

          Notwithstanding the foregoing, the Restricted Securities Legend may be removed from any Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security, will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, at the written direction of the Company, the Trustee shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend. If the Restricted Securities Legend has been removed from a Security, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 or Regulation S and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

          Any Security (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 203(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Securities Registrar in accordance with the provisions of Section 207, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend required by Section 203(a)(i).

          (b) Global Security Legend.

          Each Global Security shall also bear the following legend on the face thereof:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO DDI CORP., OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 204. Execution, Authentication, Delivery and Dating of the Securities.
             ----------------------------------------------------------------

          An Officer of the Company shall execute the Securities on behalf of the Company by manual or facsimile signature. If the Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

SECTION 205. Securities Registrar and Paying Agent.
             -------------------------------------

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Securities Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Securities

Registrar shall keep a register of the Securities (the "Securities Register") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term "Securities Registrar" includes any additional securities registrar. The Company may change any Paying Agent or Securities Registrar without prior notice to any Holder.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of and premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

          (2) give the Trustee notice of any Default by the Company in the making of any payment of principal and premium, if any, or interest; and

          (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Securities Registrar or the Paying Agent shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Securities Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

          (1) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

          (2) as Paying Agent or Securities Registrar if a Default or Event of Default has occurred and is continuing.

          The Company hereby initially appoints the Trustee as Securities Registrar and Paying Agent for the Securities.

SECTION 206. Paying Agent to Hold Assets in Trust.
             ------------------------------------

          Not later than 10:00 a.m. (New York City time) on each due date of the principal of and interest on any Securities, the Company shall deposit with one or more Paying Agents money in immediately available funds in an aggregate amount sufficient to pay the principal and interest due on such date. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee.

          If the Company shall act as a Paying Agent, it shall, prior to or on each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay the principal and premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

SECTION 207. General Provisions Relating to Transfer and Exchange.
             ----------------------------------------------------

          The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Securities Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Securities Registrar in the Securities Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security being transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144, Regulation S or Rule 144A may be transferred only for a Physical Security.

          When Securities are presented to the Securities Registrar with a request to register the transfer or to exchange them for an equal aggregate principal amount of Securities of other authorized denominations, the Securities Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 202, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Securities Registrar's request.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or, so long as the Trustee has complied with its obligations under this Indenture, with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities.

SECTION 208. Book-Entry Provisions for the Global Securities.
             -----------------------------------------------

          (a) The Global Securities initially shall:

               (1) be registered in the name of the Depositary (or a nominee thereof);

               (2) be delivered to the Trustee as custodian for such Depositary; and

               (3) bear the Restricted Securities Legend set forth in Section 203(a)(i); and

               (4) bear the Global Security Legend set forth in Section 203(b).

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited on behalf of the subscribers for the Securities represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear and Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" shall be applicable to the Global Securities.

          (b) The Holder of a Global Security may grant proxies and otherwise authorize any Person, including DTC Participants and Persons that may hold interests through DTC Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary (or a nominee thereof), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 209.

          (d) If at any time:

               (1) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global

          Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation;

               (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities; or

               (3) an Event of Default has occurred and is continuing and the Securities Registrar has received a request from the Depositary for the issuance of Physical Securities in exchange for such Global Security or Global Securities;

the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

          (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 208(d), the Securities Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interests in such Global Security to be transferred.

SECTION 209. Special Transfer Provisions.
             ---------------------------

          Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

          (a) Transfer of Securities to a QIB or to a Non-U.S. Person in
              ----------------------------------------------------------
Accordance with Regulation S.
----------------------------

          The following provisions shall apply with respect to the registration of any proposed transfer of Securities to (x) a QIB or (y) a Non-U.S. Person in accordance with Regulation S:

          (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by Euroclear or Clearstream, as applicable, and the Depositary.

          (ii) If the Securities to be transferred consist of Physical Securities, the Securities Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the Securities Registrar in writing) that the sale has been made:

          (A) in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating or has otherwise advised the Company and the Securities Registrar in writing that:

          (1) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

          (2) it and any such account is a QIB within the meaning of Rule 144A;

          (3) it is aware that the sale to it is being made in reliance on Rule 144A;

          (4) it acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

          (5) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A, or

          (B) in compliance with Regulation S to a transferee who has signed a certification provided for on the form of Security stating (or has otherwise advised the Company and the Securities Registrar in writing) that it is not a "U.S. person" as defined in Regulation S.

          In addition, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Securities in an amount equal to the aggregate principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (b) Other Exchanges.
              ---------------

          In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 208 prior to the effectiveness of a shelf registration statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clause (a) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (c) General.
              -------

          By its acceptance of any Security bearing the Restricted Securities Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture. The Securities Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Securities Registrar shall be entitled to receive and conclusively rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Securities Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Securities Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          The Securities Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 208 hereof or this Section 209 in accordance with its customary procedures for the retention of records relating to the transfer of securities. The Company shall have the right to inspect and make copies of all such certifications, letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Securities Registrar.

SECTION 210. Holder Lists.
             ------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. If the Trustee is not the Securities Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as the case may be.

SECTION 211. Persons Deemed Owners.
             ---------------------

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

                                  ARTICLE III

                      THE SECURITIES - SECONDARY PROVISIONS

SECTION 301. Temporary Securities.
             --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and tenor.

SECTION 302. Mutilated, Destroyed, Lost and Stolen Securities.
             ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 303. Payment of Interest; Interest Rights Preserved.
             ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Subject to the provisions of Section 1402, in the case of any Security (or any part thereof) which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (and any premium, on) which shall become due and payable, whether at Stated Maturity or by declaration of acceleration or otherwise prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence or in Section 1402, in the case of any Security (or any part thereof) which is converted, interest whose Stated Maturity is after the date of conversion of such Security (or such part thereof) shall not be payable.

SECTION 304. Persons Deemed Owners.
             ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, any premium on, and (subject to Section 303) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 305. Cancellation.
             ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture.
             ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either:

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 302 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trustee or the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (i) have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 204 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.
             --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against the Trustee with respect to the money deposited with the Trustee pursuant to Section 401.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 501. Events of Default.
             -----------------

          "Event of Default," means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XV or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of or any premium on any Security at its Maturity, whether or not prohibited by the subordination provisions of the Indenture; or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not prohibited by the subordination provisions of the Indenture; or

          (3) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestration or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (5) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestration or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.
             --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(4) or 501(5)) with respect to Outstanding Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(4) or 501(5) with respect to the Outstanding Securities occurs, the principal amount of all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Any payments by the Company on the Securities following any such acceleration will be subject to the subordination provisions of Article XV to the extent provided therein.

          At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits For Enforcement By Trustee.
             ---------------------------------------------------------------

          The Company covenants that if:

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.
             --------------------------------

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestration or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.
             -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.
             ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: Subject to Article XV, to the payment of the amounts then due and unpaid for principal of and any premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium, if any, and interest, respectively.

          THIRD: Subject to Article XV, to the Company.

SECTION 507. Limitation on Suits.
             -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

          (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. Unconditional Right of Holders To Receive Principal, Premium and
             ----------------------------------------------------------------
             Interest and To Convert.
             -----------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 303) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), to convert such Securities in accordance with Article XIV and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.
             ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.
             ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 302, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.
             ----------------------------

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee (subject to the limitations contained in this Indenture) or by the Holders, as the case may be.

SECTION 512. Control By Majority.
             -------------------

          The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture and the Trustee shall not have determined that the action so directed would be unjustly prejudicial to Holders of Securities, not taking part in such direction or would involve the Trustee in personal liability; and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or this Indenture.

SECTION 513. Waiver of Past Defaults.
             -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder with respect to the Securities and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking For Costs.
             ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs including reasonable attorney's fees and expenses against any such party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company to any suit instituted by the Trustee, to any suit by a Holder pursuant to Section 508, to any suit by Holders of more than 10% in principal amount of Outstanding Securities or in any suit for the enforcement of the right to convert any Security in accordance with
Article XIV.

SECTION 515. Waiver of Usury, Stay or Extension Laws.
             ---------------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.
             -----------------------------------

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (1) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.
             ------------------

          Within 90 days after the occurrence of any default hereunder as to which the Trustee has actual knowledge, the Trustee shall give to all Holders of Securities, in the manner provided in Section 106, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

SECTION 603. Certain Rights of Trustee.
             -------------------------

          Subject to the provisions of Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) is entitled to and may, in the absence of bad faith on its part, rely upon an Officers' Certificate or Opinion of Counsel;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities in this Indenture;

          (9) the rights, privileges, immunities and benefits given to the Trustee hereunder, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by the Trustee consistent with the terms of this Indenture to act hereunder; and

          (10) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

SECTION 604. Not Responsible For Recitals or Issuance of Securities.
             ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities and Act as Trustee Under Other Indentures.
             -------------------------------------------------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

          Nothing in this Indenture shall prohibit the Trustee from becoming and acting as trustee under other indentures under which other securities, or certificates of interest of participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 606. Money Held In Trust.
             -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607. Compensation and Reimbursement.
             ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith and

          (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs, expenses and reasonable attorney's fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The Trustee shall have a lien prior to the Securities on all money or property held or controlled by the Trustee to secure the Company's payment obligations in this Section 607, except with respect to funds held in trust to pay principal and interest on the Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          All rights, protections and benefits of the Trustee shall extend to the Trustee acting as conversion agent, Trustee or Securities Registrar with respect thereto.

          The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 608. Conflicting Interests.
             ---------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to the Securities and any other securities of the Company.

SECTION 609. Corporate Trustee Required; Eligibility.
             ---------------------------------------

          There shall at all times be one (and only one) Trustee hereunder with respect to the Securities, which may be Trustee hereunder for other Securities of the Company. The Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or if the Trustee is a member of a bank holding company system, its bank holding company shall have) a combined capital and surplus of at least $50,000,000. If any such Person or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and the combined capital and surplus of such Person or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this

Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.
             -------------------------------------------------

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611. The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 60 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, the retiring Trustee may petition, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment By Successor.
             --------------------------------------

          In case of the appointment hereunder of a successor Trustee the successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 607 shall continue for the benefit of the retiring Trustee.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.
             -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.
             -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company To Furnish Trustee Names and Addresses of Holders.
             ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (1) semi-annually, not later than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, as the case may be, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as Securities Registrar.

SECTION 702. Preservation of Information; Communications To Holders.
             ------------------------------------------------------

          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701, if any, and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports By Trustee.
             ------------------

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 1 in each calendar year, commencing with the first July 1 after the first issuance of Securities pursuant to this Indenture.

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports By Company.
             ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

          The Trustee shall not be under a duty to review or evaluate such reports and information, delivery to the Trustee being for the purposes of making such reports and information available to it and to Holders of Securities who may request such information.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.
             ----------------------------------------------------

          The Company shall not consolidate with or merge into any other Person (in any transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety (determined on a consolidated basis) to any Person, unless:

          (1) the Company shall consolidate with or merge into another Person (in an transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, which is a corporation, limited liability company, partnership or trust, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and expressly assumes, by an amended indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and the conversion rights shall be provided for in accordance with
     Article XIV, if applicable, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the Person which shall have acquired the Company's assets;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if an amended indenture is required in connection with such transaction, such amended indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Article XII.

SECTION 802. Successor Substituted.
             ---------------------

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, and the Securities.

                                   ARTICLE IX

            REPURCHASE AT OPTION OF HOLDERS UPON A CHANGE IN CONTROL

SECTION 901. Purchase of Securities at Option of the Holder Upon Change in
             -------------------------------------------------------------
             Control.
             -------

          (a) If at any time that Securities remain outstanding there shall occur a Change in Control, Notes shall be purchased by the Company at the option of the Holders thereof as of the date that is 30 Business Days after the notice of the occurrence of the Change in Control (the "Change in Control Purchase Date") at a purchase price equal to the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Change in

Control Purchase Date (the "Change in Control Purchase Price"), subject to satisfaction by or on behalf of any Holder of the requirements set forth in subsection (c) of this Section 901.

          A "Change in Control" shall be deemed to have occurred if any of the following occurs after the date hereof:

          (1) any "person" or "group" (as such terms are defined below) is or becomes the "beneficial owner" (as defined below), directly or indirectly, of shares of Voting Stock of the Company representing 50% or more of the total voting power of all outstanding classes of Voting Stock of the Company or has the power, directly or indirectly, to elect a majority of the members of the Board of Directors; or

          (2) the Company consolidates with, or merges with or into, another Person or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets of the Company (on a consolidated basis), or any Person consolidates with, or merges with or into, the Company, in any such event other than pursuant to a transaction in which the Persons that "beneficially owned" (as defined below), directly or indirectly, shares of Voting Stock of the Company immediately prior to such transaction "beneficially own" (as defined below), directly or indirectly, shares of Voting Stock of the Company, representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving or transferee Person; or

          (3) there shall occur the liquidation or dissolution of the Company.

          For the purpose of the definition of "Change in Control", (i) "person" and "group" shall have the meanings given such terms under Section 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing, and the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d- 5(b)(1) under the Exchange Act (or any successor provision thereto), (ii) a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the date of this Indenture, except that the number of shares of Voting Stock of the Company shall be deemed to include, in addition to all outstanding shares of Voting Stock of the Company and Unissued Shares deemed to be held by the "person" or "group" (as such terms are defined above) or other Person with respect to which the Change in Control determination is being made, all Unissued Shares deemed to be held by all other Persons, (iii) the terms "beneficially owned" and "beneficially own" shall have meanings correlative to that of "beneficial owner," and (iv) the term "Unissued Shares" means shares of Voting Stock not outstanding that are subject to options, warrants, rights to purchase or conversion privileges exercisable within 60 days of the date of determination of a Change in Control.

          Notwithstanding anything to the contrary in this Section 901, a Change in Control shall not be deemed to have occurred if either (i) the closing price (as defined in Section 1413(e)) of the Common Stock for any five Trading Days during the ten Trading Days immediately preceding the Change in Control is at least equal to 105% of the Conversion Price in effect on such day; or (ii) in the case of a merger or consolidation, all of the consideration excluding cash payments for fractional shares in such merger or consolidation constituting the Change in

Control consists of common stock traded on a United States national securities exchange or quoted on the Nasdaq (or which will be so traded or quoted when issued or ex changed in connection with such Change in Control) and as a result of such transaction or transactions the Notes become convertible solely into such common stock.

          (b) Within 10 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of the Change in Control to the Trustee and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall include the form of a Change in Control Purchase Notice to be completed by the Holder and shall state:

          (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

          (2) the date by which the Change in Control Purchase Notice pursuant to this Section 901 must be given;

          (3) the Change in Control Purchase Date;

          (4) the Change in Control Purchase Price;

          (5) briefly, the conversion rights of the Securities;

          (6) the name and address of each Paying Agent and Conversion Agent;

          (7) the Conversion Price and any adjustments thereto;

          (8) that Securities as to which a Change in Control Purchase Notice has been given may be converted into Common Stock pursuant to Article XIV of the Indenture only to the extent that the Change in Control Purchase Notice has been withdrawn in accordance with the terms of the Indenture;

          (9) the procedures that the Holder must follow to exercise rights under this Section 901;

          (10) the procedures for withdrawing a Change in Control Purchase Notice, including a form of notice of withdrawal; and

          (11) that the Holder must satisfy the requirements set forth in the Securities in order to convert the Securities.

          If any of the Securities is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the repurchase of Global Securities.

          (c) A Holder may exercise its rights specified in subsection (a) of this Section 901 upon delivery of a written notice (which shall be in substantially the form included in Exhibit A hereto and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "Change in Control Purchase Notice") to the Trustee at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date.

          The delivery of such Security to the Trustee (together with all necessary endorsements) at the office of the Trustee shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 901, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security pursuant to Sections 901 through 906 of this Indenture also apply to the purchase of such portion of such Security.

          Notwithstanding anything herein to the contrary, any Holder delivering to the Trustee the Change in Control Purchase Notice contemplated by this subsection (c) shall have the right to withdraw such Change in Control Purchase Notice in whole or in a portion thereof that is a Principal Amount of $1,000 or in an integral multiple thereof at any time prior to the close of business on the Business Day next preceding the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 902.

          The Trustee shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

          Anything herein to the contrary notwithstanding, in the case of Global Securities, any Change in Control Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

SECTION 902. Effect of Change in Control Purchase Notice.
             -------------------------------------------

          Upon receipt by the Trustee of the Change in Control Purchase Notice specified in Section 901(c) of this Indenture, the Holder of the Securities in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control Purchase Price with respect to such Securities. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of (a) the Change in Control Purchase Date with respect to such Securities (provided the conditions in Section 901(c) of this Indenture have been satisfied) and (b) the time of delivery of such Security to the Trustee by the Holder thereof in the manner required by Section 901(c). Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn.

          A Change in Control Purchase Notice may be withdrawn by means of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of withdrawal delivered by the Holder and received by the Trustee at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date, specifying the Principal Amount of the Security or portion thereof (which must be a Principal Amount of $1,000 or an integral multiple of $1,000 in excess thereof) with respect to which such notice of withdrawal is being submitted.

SECTION 903. Deposit of Change in Control Purchase Price.
             -------------------------------------------

          On or before 11:00 a.m. New York City time on the Change in Control Purchase Date, the Company shall deposit with the Trustee an amount of money (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Change in Control Purchase Price of all the Securities or portions thereof that are to be purchased as of such Change in Control Purchase Date. The manner in which the deposit required by this Section 903 is made by the Company shall be at the option of the Company, provided that such deposit shall be made in a manner such that the Trustee shall have immediately available funds on the Change in Control Purchase Date.

          If the Trustee holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Purchase Price of any Security for which a Change in Control Purchase Notice has been tendered and not withdrawn in accordance with this Indenture then, on the Change in Control Purchase Date, such Security will cease to be outstanding and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Change in Control Purchase Price as aforesaid). The Company shall publicly announce the Principal Amount of Securities purchased as a result of such Change in Control on or as soon as practicable after the Change in Control Purchase Date.

SECTION 904. Securities Purchased in Part.
             ----------------------------

          Any Note that is to be purchased only in part shall be surrendered at the office of a Trustee and promptly after the Change in Control Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of such authorized denomination or denominations as may be requested by such Holder, in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Securities so surrendered that is not purchased.

SECTION 905. Compliance With Securities Laws Upon Purchase of Securities.
             -----------------------------------------------------------

          In connection with any offer to purchase or purchase of Securities under Section 901 of this Indenture, the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 (or any successor to either such Rule), if applicable, under the Exchange Act, (b) file the related Schedule TO (or any successor or similar schedule, form or report) if required under the Exchange Act, and (c) otherwise comply with all federal and state securities laws in connection with such offer, all so as to permit the rights of the Holders and obligations of the Company under Sections 901 through 904 of this Indenture to be exercised in the time and in the manner specified therein.

SECTION 906. Repayment to the Company.
             ------------------------

          To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 903 of this Indenture exceeds the aggregate Change in Control Purchase Price together with interest, if any, thereon of the Securities or portions thereof that the Company is obligated to purchase, then promptly after the Change in Control Purchase Date the Trustee, shall return any such excess to the Company.

SECTION 907. Successive Consolidations, Mergers, Etc.
             ---------------------------------------

          In the case of consolidation, merger, conveyance, transfer or lease to which Section 1409 of this Indenture applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive equity securities, cash or other property which includes shares of common stock of the Company or another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such securities, cash and other property (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation, or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee an amended indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such amended indenture) modifying the provisions of this Indenture, relating to the right of the Holders of the Securities to cause the Company to redeem the Securities following a Change in Control, including without limitation the applicable provisions of this Article IX, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the common stock of the issuer thereof if different from the Company and the Common Stock of the Company (in lieu of Common Stock of the Company).

                                   ARTICLE X

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.
              ------------------------------------------

          The Company covenants and agrees for the benefit of the Holders Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.
              -------------------------------

          The Company will maintain in each Place of Payment for the Securities an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Such office shall initially be State Street Bank and Trust Company, N.A., located at 61 Broadway, New York, New York 10005. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. Unless otherwise provided, the Place of Payment for Securities shall be the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in any Place of Payment for Securities. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money For Securities Payments To Be Held in Trust.
              -------------------------------------------------

          If the Company shall at any time act as its own Trustee with respect to the Securities, it will, on or before each due date of the principal of or any premium or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Trustees for the Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Trustee a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Trustee is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of, premium, if any or interest on the Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and (3) during the continuance of any default by the Company (or any other obligor upon the Securities in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for a period ending on the earlier of the date that is ten Business Days prior to the date such money would escheat to the State or two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004. Existence.
              ---------

          Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

SECTION 1005. Registration and Listing.
              ------------------------

          The following covenant shall be applicable to the Company until the earlier of (a) the Final Conversion Date (as hereinafter defined) and (b) the date on which no Securities are outstanding. The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Securities may be lawfully issued and delivered, and thereafter publicly traded, and qualified or listed as contemplated by clause (ii); and (ii) will list the shares of Common Stock required to be issued and delivered upon conversion of the Securities prior to such issuance or delivery on The Nasdaq Stock Market's National Market (the "Nasdaq") or such other exchange or automated quotation as the Common Stock is then listed at such date of conversion. The provisions of Section 1004 of the Indenture shall not apply to this Section 1005.

SECTION 1006. Resale of Certain Securities.
              ----------------------------

          During the period of two years after the last date of original issuance of any Securities, the Company shall not, and shall not permit any of its Affiliates (as defined under Rule 144 under the Securities Act) to resell any Securities which constitute "restricted securities" under Rule 144, that are acquired by any of them, within the United States or to "U.S. Persons" (as defined in Regulation S) except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 1101. Applicability of Article.
              ------------------------

          Securities which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and in accordance with this Article.

SECTION 1102. Election To Redeem; Notice to Trustee.
              -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.

SECTION 1103. Selection By Trustee of Securities To Be Redeemed.
              -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by lot, or in the Trustee's discretion, on a pro-rata basis, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities and specified tenor not previously called for redemption in accordance with the preceding sentence.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104. Notice of Redemption.
              --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price (including accrued interest, if any),

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

          (6) the conversion price, that the date on which the right to convert the principal of the Securities or the portions thereof to be redeemed will terminate will be the Redemption Date and the place or places where such Securities may be surrendered for conversion.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105. Deposit of Redemption Price.
              ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such

Security shall (subject to the right of any Holder of such Security to receive interest as provided in the last paragraph of Section 303) be paid to the Company on Company Request, or if then held by the Company, shall be discharged from such trust.

SECTION 1106. Securities Payable on Redemption Date.
              -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 303.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107. Securities Redeemed in Part.
              ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1108. Right of Redemption.
              -------------------

          The Securities will not be subject to redemption prior to April 4, 2005 and will be redeemable on and after such date at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders, at the Redemption Prices (expressed as a percentage of principal amount) set forth below.

          The Redemption Price (expressed as a percentage of principal amount) is as follows:

Redemption Year                                                           Price
---------------                                                          -------
Beginning on April 4, 2005 and ending on April 3, 2006...............    102.50%
Beginning on April 4, 2006 and thereafter............................    101.25%

in each case together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that interest installments whose Stated Maturity is on such Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face thereof, all as provided in the Indenture.

SECTION 1109. Conversion Arrangement on Call for Redemption.
              ---------------------------------------------

          In connection with any redemption of Securities on or prior to the Final Conversion Date, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, on or before any designated Redemption Date, an amount not less than the applicable Redemption Price, together with interest accrued to (but excluding) the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained herein, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to (but excluding) the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained herein) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                  ARTICLE XII

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 1201. Without Consent of Holders of Securities.
              ----------------------------------------

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may jointly amend this Indenture and the Securities to:

          (a) add to the covenants of the Company for the benefit of the Holders of Securities;

          (b) surrender any right or power herein conferred upon the Company;

          (c) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company and the Trustee may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause
(d) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

          (d) add or modify any other provisions with respect to matters or questions arising under this Indenture which the Company and the Trustee may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (d) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect; or

          (e) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

          Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 1201 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

SECTION 1202. With Consent of Holders of Securities.
              -------------------------------------

          Except as provided below in this Section 1202, this Indenture or the Securities may be amended or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in aggregate principal amount of the Outstanding Securities represented at such meeting.

          Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 1202 may not:

          (A) reduce the principal amount of, or premium, if any, on any Security;

          (B) reduce the Interest Rate or interest on any Security;

          (C) make any Security payable in money other than that stated in the Security;

          (D) impair the right of any Holder to institute suit for the enforcement of any payment on or with respect to any Security;

          (E) modify any provision of this Indenture with respect to modification and waiver;

          (F) modify the subordination provisions of the Security in a manner adverse to any Holder; or

          (G) adversely affect the right of any Holder to convert the Security other than as provided herein.

          It shall not be necessary for any Act of Holders under this Section 1202 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1203. Compliance With Trust Indenture Act.
              -----------------------------------

          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

SECTION 1204. Revocation of Consents and Effect of Consents or Votes.
              ------------------------------------------------------

          Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by such Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

          An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as the case may be, the Holders of the requisite percentage of aggregate principal amount of the Outstanding Securities, and thereafter shall bind every Holder; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (e) of Section 1202, the amendment, supplement or waiver shall bind only each Holder which has consented to it or voted for it, as the case may be, and every subsequent Holder or portion of a Security that evidences the same Indebtedness as the Security of the consenting or affirmatively voting Holder, as the case may be.

SECTION 1205. Notation on or Exchange of Securities.
              -------------------------------------

          If an amendment, supplement or waiver changes the terms of a Security:

          (A) the Trustee may require the Holder to deliver its Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

          (B) if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

          Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 1206. Trustee to Sign Amendment, Etc.
              ------------------------------

          The Trustee shall sign any amendment authorized pursuant to this
Article VI if the amendment does not adversely affect in any material respect the rights, duties, liabilities or immunities of the Trustee. If the amendment does adversely affect in any material respect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign the amendment. In signing or refusing to sign such amendment, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture.

SECTION 1207. Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities therefore or thereafter authenticated and delivered appertaining thereto shall be bound thereby.

SECTION 1208. Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301. Company's Option To Effect Defeasance or Covenant Defeasance.
              ------------------------------------------------------------

          The Company may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

SECTION 1302. Defeasance and Discharge.
              ------------------------

          Upon the Company's exercise of its option (if any) to have this Section applied to any Securities, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XV shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

          (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due,

          (2) the Company's obligations with respect to such Securities under Sections 301, 302, 1002 and 1003, and, if applicable, Article XIV,

          (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and

          (4) this Article, subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities.

SECTION 1303. Covenant Defeasance.
              -------------------

          Upon the Company's exercise of its option (if any) to have this Section applied to any Securities,

          (1) the Company shall be released from its obligations under Article X for the benefit of the Holders of such Securities,

          (2) the occurrence of any event specified in Sections 501(3), shall be deemed not to be or result in an Event of Default, and the provisions of Article XV shall cease to be effective, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)) or Article XV, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304. Conditions To Defeasance or Covenant Defeasance.
              -----------------------------------------------

          The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities,

               (A) money in an amount, or

               (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

               (C) a combination hereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means
          (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and
          (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 1302 apply to any Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that

               (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or

               (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 1303 apply to any Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(4) and (5), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) At the time of such deposit,

               (A) no default in the payment of any principal of or premium or interest on any Senior Indebtedness shall have occurred and be continuing,

               (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), and

               (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1305. Deposited Money and U.S. Government Obligations To Be Held In
              -------------------------------------------------------------
              Trust; Miscellaneous Provisions.
              -------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article XV.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306. Reinstatement.
              -------------

          If the Trustee is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

SECTION 1307. No Defeasance Upon Conversion
              -----------------------------

          Notwithstanding anything herein to the contrary, the Company will not be able to defease the right of the Holders to convert the securities pursuant to Article XIV of this Indenture.

                                  ARTICLE XIV

                            CONVERSION OF SECURITIES

SECTION 1401. Applicability of Article.
              ------------------------

          The provisions of this Article shall be applicable to the Securities and to the issuance of Common Stock upon the conversion of such Securities.

SECTION 1402. Exercise of Conversion Privilege.
              --------------------------------

          In order to exercise a conversion privilege, the Holder of a Security with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to Section 1002, accompanied by a duly executed conversion notice to the Company substantially in the form set forth in Exhibit A stating that the Holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of
Section 303 relating
to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 303, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities (or any part thereof) surrendered for conversion or on account of any dividends on the Common Stock of the Company issued upon such conversion.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

SECTION 1403. No Fractional Shares.
              --------------------

          No fractional share of Common Stock of the Company shall be issued upon conversions of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section, any Holder of a Security or Securities would be entitled to a fractional share of Common Stock of the Company upon the conversion of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Common Stock is listed or admitted to unlisted trading privileges on a national securities exchange or market, on the basis of the last reported sale price regular way on such exchange or market on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Common Stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or market, on the basis of the average of the bid and asked prices of such Common Stock in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the Common Stock is not traded on the Nasdaq National Market, or if the Common Stock is not traded on the Nasdaq National Market, on the principal exchange or market on which the Common Stock is traded or quoted.

SECTION 1404. Notice of Certain Corporate Actions.
              -----------------------------------

In case:

          (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any shareholders of the Company is required) that would require an adjustment pursuant to
     Section 1412; or

          (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any shareholders of the Company is required); or

          (3) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required), or of the sale of all or substantially all of the assets of the Company; or

          (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in Clause (1) or (2) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

SECTION 1405. Reservation of Shares of Common Stock.
              -------------------------------------

          The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock of the Company then issuable upon the conversion of all outstanding Securities that has conversion rights.

SECTION 1406. Payment of Certain Taxes Upon Conversion.
              ----------------------------------------

          Except as provided in the next sentence, the Company will pay any and all documentary, stamp or similar taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. Nothing herein shall preclude any tax withholding required by law or regulation.

SECTION 1407. Nonassessability.
              ----------------

          The Company covenants that all shares of its Common Stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

SECTION 1408. Provision in Case of Consolidation, Merger or Sale of Assets.
              ------------------------------------------------------------

          In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee an amended and restated indenture providing that the Holder of each Security then Outstanding that is convertible into Common Stock of the Company shall have the right thereafter (which right shall be the exclusive conversion right thereafter available to said Holder), during the period such Security shall be convertible, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section, the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such an amended and restated indenture shall provide for adjustments which, for events subsequent to the effective date of such an amended and restated indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article or in accordance with the terms of the an amended and restated indenture or Board Resolutions setting forth the terms of such adjustments. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a an amended and restated indenture shall be given by the Company to the Holder of each Security that is convertible into Common Stock of the Company as provided in Section 106 promptly upon such execution.

          Neither the Trustee nor any conversion agent, if any, shall be under any responsibility to determine the correctness of any provisions contained in any such an amended and restated indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities convertible into Common Stock of the Company upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

SECTION 1409. Duties of Trustee Regarding Conversion.
              --------------------------------------

          Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities that is convertible into Common Stock of the Company to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock of the Company, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 601, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make or calculate only cash payment or to issue, transfer or deliver any shares of its Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article or in the applicable, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

SECTION 1410. Repayment of Certain Funds Upon Conversion.
              ------------------------------------------

          Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including, but not limited to, funds deposited pursuant to Article XIII hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article shall after such conversion be repaid to the Company by the Trustee upon a Company Request.

SECTION 1411. Conversion Privilege and Conversion Price.
              -----------------------------------------

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note may be converted into fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence as of the date hereof and expire at the close of business on the Business Day before April 1, 2007 (the "Final Conversion Date"), unless previously redeemed or purchased, subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor. In case a Note is called for redemption at the election of the Company, such conversion right in respect of the Note shall expire at the close of business on the Business Day next preceding the Redemption Date. A Note in respect of which a Holder is exercising its option to require repurchase upon a Change in Control may be converted only if such Holder withdraws its election to exercise its option in accordance with Article VI of this Indenture.

          The initial Conversion Price of the Securities is $11.04 per share of Common Stock, and shall be adjusted in certain instances as provided in this
Article XIV. Securities may only be converted in denominations of $1,000 or integral multiples of $1,000.

SECTION 1412. Adjustment of Conversion Price.
              ------------------------------

          In accordance with Section 1404 of this Indenture, the Conversion Price shall be adjusted from time to time by the Company as follows:

          (a) In case the Company shall (i) pay a dividend on its Common Stock in shares of Common Stock, (ii) make a distribution on its Common Stock in shares of Common Stock, (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have owned had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination. The Company will not pay any dividend on or make any distribution on shares of its Common Stock held in the treasury of the Company.

          (b) In case the Company shall issue rights or warrants to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1412) on the record date for the determination of shareholders entitled to receive such rights or warrants, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities) would purchase at the current market price per share (as defined in subsection (e) of this Section
1412) of Common Stock on such record date and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

          (c) In case the Company shall distribute to all or substantially all holders of its Common Stock (i) any shares of Capital Stock (other than dividends or distributions of Common Stock on Common Stock to which Section 1412(a) applies) of the Company, or (ii) evidences of indebtedness or (iii) other assets (including securities of any person other than the Company, but excluding (A) all-cash distributions to which 1412(d) applies, (B) any rights or warrants referred to in 1412(b) or (C) any dividends or distributions exclusively in cash in an aggregate amount that, together with all other all-cash distributions to all or substantially all holders of the Company's Common Stock made within the preceding 12 months in respect of which no Conversion Price adjustment pursuant to this Section 1412 has been made, does not exceed an amount equal to 10% of the Company's market capitalization on the Business Day immediately preceding the day on which the Company declares such distribution), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the current Conversion Price by a fraction of which the numerator shall be the current market price per share (as defined in subsection (e) of this Section 1412) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date) and of which the denominator shall be the current market price per share (as defined in subsection (e) of this Section 1412) of the Common Stock on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          In the event that the Company implements a stockholder rights plan, such rights plan shall provide, subject to customary exceptions, that upon conversion of the Securities the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of this Section 1412(c).

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 1412(c) (and no adjustment to the Conversion Price under this Section 1412(c) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 1412(c), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          (d) (1) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Common Stock all-cash distributions in an aggregate amount that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no

Conversion Price adjustment pursuant to this Section 1412 has been made and (B) all other cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 1412 has been made, exceeds an amount equal to 10% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1412) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the number of shares of Common Stock outstanding on the Determination Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the current market price per share of the Common Stock (as determined in accordance with subsection (e) of this Section 1412) on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (deter mined as aforesaid) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Determination Date), and of which the denominator shall be such current market price per share of the Common Stock (as determined in accordance with subsection
(e) of this Section 1412) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid; provided that, in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than such current market price per share of the Common Stock, in lieu of the foregoing, an adequate adjustment provision shall be made so that each holder of Securities shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Note immediately prior to such distribution.

          (2) In case any tender offer made by the Company or any of its Subsidiaries for Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee thereof ) of any other consideration) that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Common Stock consummated within the 12 months preceding the date of the Expiration Date (as defined below) and in respect of which no Conversion Price adjustment pursuant to this Section 1412 has been made and
     (B) all cash distributions to all or substantially all holders of its Common Stock made within the 12 months preceding the Expiration Date and in respect of which no Conversion Price adjustment pursuant to this Section 1412 has been made, exceeds an amount equal to 10% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1412) as of the last date (the "Expiration Date") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "Expiration Time") multiplied by the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the product of the number of shares of Common Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the current market price per share of the Common Stock (as determined in accordance with subsection
     (e) of this Section 1412) on the Trading Day next succeeding the Expiration Date, and of which the denominator shall be the sum of (x) the aggregate consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 1412) on the Trading Day next succeeding the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of shares actually purchased. If the application of this
     Section 1412(d)(2) to any tender offer would result in a decrease in the Conversion Price, no adjustment shall be made for such tender offer under this Section 1412(d)(2).

          (3) For purposes of this Section 1412(d), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and ex change offers.

          (e) For the purpose of any computation under subsections (b), (c) and
(d) of this Section 1412, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days ending on the last full Trading Day before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsection (d) of this Section 1412 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this Section 1412. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the Nasdaq, or if the

Common Stock is not quoted on the Nasdaq, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors (which shall be evidenced by an Officers' Certificate delivered to the Trustee).

          (f) In any case in which this Section 1412 shall require that an adjustment be made following a record date or a Determination Date or Expiration Date, as the case may be, established for purposes of this Section 1412, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 1405 of the Indenture) issuing to the Holder of any Note converted after such record date or Determination Date or Expiration Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Price is required to be made as of the record date or Determination Date or Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or such effective date or Determination Date or Expiration Date had not occurred.

          (g) The Company may make such reductions to the Conversion Price, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company may from time to time reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the board of directors of the Company shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the holders of record of the Securities a notice of reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

SECTION 1413. No Adjustment.
              -------------

          No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 1413 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article V shall be made to the nearest cent or to the nearest 1/1000th of a share, as the case may be. Except as expressly provided in this Article XIV, the Company will not adjust the Conversion Price of its Common Stock or any securities convertible into or exchangeable for the Common Stock of the Company or the right to purchase the Common Stock of the Company or such convertible or exchangeable securities.

                                   ARTICLE XV

                           SUBORDINATION OF SECURITIES

SECTION 1501. Agreement of Subordination.
              --------------------------

          The Company covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

          The payment of the principal of, premium, if any, and interest on all Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article XI as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

          No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 1502. Payments to Holders.
              -------------------

          The Company shall not redeem, purchase, otherwise acquire or make a payment with respect to the principal of, or premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities to be called for redemption in accordance with Article XI as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 1505, if:

          (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Designated Senior Indebtedness occurs and is continuing (or, in the case of Designated Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist; or

          (ii) a default, other than a payment default, on a Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative or holder of Designated Senior Indebtedness or the Company.

          If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

          The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

          (1) the date upon which the default is cured or waived or ceases to exist, or

          (2) in the case of a default referred to in clause (ii) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated, unless this Article otherwise prohibits the payment or distribution at the time of such payment or distribution.

          Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash before any payment of cash, property or securities is made on account of the principal of, premium, if any, or interest on the Securities (except payments made pursuant to Article IV from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution of cash, property or securities is made to the Holders of the Securities or to the Trustee.

          The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article VIII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article VIII.

          In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution of cash, property or securities shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Article XI as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 1505, until all Senior Indebtedness has been paid in full in cash or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of such acceleration.

          In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full in cash, or provision is made for such payment thereof in accordance with its terms in cash, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          Nothing in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607. This Section 1502 shall be subject to the further provisions of Section 1505.

SECTION 1503. Subrogation of Securities.
              -------------------------

          Subject to the payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior

Indebtedness until the principal, premium, if any, and interest on the Securities shall be paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article.

SECTION 1504. Authorization to Effect Subordination.
              -------------------------------------

          Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in
Section 503 hereof at least 30 days before the expiration of the time to file such claim, the holders of any

Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

SECTION 1505. Notice to Trustee.
              -----------------

          The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a Holder or Holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not fewer than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 1505, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this Article to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Section 401, and any such payment shall not be subject to the provisions of Section 1501 or 1502.

          The Trustee, subject to the provisions of Section 601, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1506. Trustee's Relation to Senior Indebtedness.
              -----------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1507. No Impairment of Subordination.
              ------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

SECTION 1508. Certain Conversions Deemed Payment.
              ----------------------------------

          For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article XIV shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 1403), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 1508, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article XIV.

SECTION 1509. Article Applicable to Paying Agents.
              -----------------------------------

          If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 1505 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1510. Senior Indebtedness Entitled To Rely.
              ------------------------------------

          The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    DDI CORP.


                                    By:
                                            ------------------------------------

                                    Title:
                                            ------------------------------------


                                    STATE STREET BANK AND TRUST COMPANY
                                    As Trustee


                                    By:
                                            ------------------------------------

                                    Title:
                                            ------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                FORM OF SECURITY

                               [FACE OF SECURITY]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF PARAGRAPH (K)(2) OF RULE 902 OF REGULATION S OF THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO DDI CORP. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF DDI CORP SO REQUESTS), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND DDI CORP. SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                     Annex 1

                           [Form of Face of Security]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO DDI CORP., OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                    DDi CORP.

          [____]% Convertible Subordinated Note due 2007 No. [_____]

$[________] CUSIP:  [________]

          DDi Corp., a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [________ ] on [_______] and to pay interest thereon from [__________] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on [________] and [________] in each year, commencing [___________], at the rate of [________]% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [________] or [_________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and any interest on this Security will be made at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by their duly authorized officers and by its corporate seal to be affixed or imported hereon.


Dated:  April   , 2002
              --
                                    DDi CORP.


                                    By:
                                       -----------------------------------------
                                    Title:

Attest:


By:
   ---------------------------------
Title:

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities designated herein referred to in the within-mentioned Indenture.

                                    STATE STREET BANK AND
                                    TRUST COMPANY
                                    As Trustee


                                    By:
                                       -----------------------------------------
                                    Authorized Signatory

                           Form of Reverse of Security

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued under an
Indenture, dated as of April   , 2002 (herein called the "Indenture," which term
                            ---
shall have the meaning assigned to it in such instrument), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          [The Securities will not be subject to redemption prior to       ,
                                                                     ------
2005 and will be redeemable on and after such date at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders, at the Redemption Prices (expressed as a percentage of principal amount) set forth below.]

          The Redemption Price (expressed as a percentage of principal amount) is as follows:

Redemption Year                                                       Price
---------------                                                       -----
Beginning on [_____________] and ending on [____________]............ [________]
Beginning on [_____________] and thereafter.......................... [________]

in each case together with accrued and unpaid interest to, but excluding, the Redemption Date; provided, however, that interest installments whose Stated Maturity is on such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Security or Securities and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If a Change in Control occurs at any time, the Securities will be redeemable on the 30th day after notice thereof at the option of the Holder. Such payment shall be made at a purchase price equal to the principal amount of the Security plus accrued and unpaid interest to, but excluding, the Change in Control Purchase Date. The Company shall mail to all Holders a notice of the occurrence of a Change in Control and of the redemption right arising as a result thereof on or before the 10th Business Day after the occurrence of such Change in Control. For a Security to be so repaid at the option of the Holder, the Company must receive at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or, at the option of the Holder, the Corporate Trust Office of the Trustee, such Security with the form entitled "Option to Elect Redemption Upon a Change in Control" on the reverse thereof duly completed, together with such Securities duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a Business Day, the immediately succeeding Business Day).

          The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, except that the Company will not be able to defease the right of the Holders to convert this Security pursuant to
Article XIII of the Indenture.

          Subject to the provisions of the Indenture, the Holder of this Security is entitled, at its option, at any time on or before [______] (except that, in case this Security or any portion hereof shall be redeemed, such right shall terminate with respect to this Security or portion hereof, as the case may be, so redeemed at the close of business on the first Business Day next preceding the date fixed for redemption as provided in the Indenture, unless the Company defaults in making the payment due upon redemption or except as otherwise provided in the Indenture), to convert the principal amount of this Security (or any portion hereof which is $1,000 or an integral multiple thereof) into fully paid and non-assessable shares of the Common Stock of the Company, as said shares shall be constituted at the date of conversion, at the initial Conversion Price of $[_______] or at the adjusted Conversion Price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Security, together with the conversion notice hereon duly executed, to be accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during the period beginning at the close of business on a Regular Record Date and ending at the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the second such Business Day), also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default with respect to Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Outstanding Securities to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities , to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be deemed to be a contract made under the laws of New York and for all purposes shall be construed in accordance with the laws of New York, without regard to principles of conflicts of laws.

          In addition to the rights provided to Holders of the Securities under the Indenture, Holders of the Securities shall have all the rights set forth in the Registration Rights Agreement dated as of, April 2, 2002, between the Company and the parties named on the signature page thereof.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                Conversion Notice

          To DDi Corp.:

          The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the opening of business on the related Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date after the close of business on a Regular Record Date and prior to the opening of business on the first Business Day after the next succeeding Interest Payment Date, or if such Interest Payment Date is not a Business Day, the next such Business Day), this Notice is accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date of the principal of this Security to be converted. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Principal Amount to be Converted
(in an integral multiple of $1,000, if less than all)
$
 -------------

Dated:
      --------------------
                                    Owner:

                                    ---------------------------------------


                                    ---------------------------------------

                                    Signature(s) must be guaranteed by a
                                    qualified guarantor institution with
                                    membership in an approved signature
                                    guarantee program pursuant to Rule 17Ad- 15 under the Securities Exchange Act of 1934 if shares of Common Stock are to be delivered, or Securities to be issued, other than to and in the name of the registered owner.


                                    ---------------------------------------
                                    Signature Guaranty

          Fill in for registration of shares of Common Stock and Security if to be issued otherwise than to the registered Holder.


                                    ----------------------------------------
                                    (Name)


                                    ----------------------------------------
                                    Social Security or Other Taxpayer
                                    Identification Number


                                    ----------------------------------------
                                    (Address)

                                    ----------------------------------------

                           OPTION TO ELECT REPURCHASE
                            UPON A CHANGE IN CONTROL

To:  DDi Corp.

          The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from DDi Corp. (the "Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the redemption price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

Dated:
      ------------------


                                    ---------------------------------------
                                    Signature(s)

                                    Signature(s) must be guaranteed by a
                                    qualified guarantor institution with
                                    membership in an approved signature
                                    guarantee program pursuant to Rule 17Ad- 15 under the Securities Exchange Act of 1934.


                                    ---------------------------------------
                                    Signature Guaranty

Principal amount to be repurchased
(in an integral multiple of $1,000, if less than all):

---------------------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


      -----------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        -------------------------------------------------------
to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                 Your Name:
        ------------              ---------------------------------------------
                       Print your name exactly as it appears on the face of this Security)

                       Your Signature:
                                      -----------------------------------------
                       (Sign exactly as your name appears on the face of this Security)


                       Signature Guarantee*:
                                           ------------------------------------

          * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

In connection with any transfer of this Security occurring prior to the date which is the earlier of the end of the period referred to in Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned confirms that without utilizing any general solicitation or general advertising that:

                    [Check One]

[_](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder, and that the transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the undersigned does hereby further certify that the Securities are being transferred to a transferee that the undersigned reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such transferee exercises sole investment discretion, and such transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

                    or

[_](b) this Security is being transferred in compliance with the exemption from registration under the Securities Act provided by Regulation S thereunder, and (A) the offer of the Securities was not made to a person in the United States; (B) either: (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States; (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                    or

[_](c)  this Security is being transferred other than in accordance with (a) or
        (b) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Securities Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and 2.9 of the Indenture shall have been satisfied.

Dated:
      ----------------          -----------------------------------------------
                                NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                Signature Guarantee:


                                ------------------------------------------------

                                Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

          The undersigned represents and warrants that: (a) it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution; (b) it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933; (c) it is aware that the sale to it is being made in reliance on Rule 144A; (d) it acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information; and (e) it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------          -----------------------------------------------
                                NOTICE:  To be executed by an executive officer

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account are not "U.S. persons" as defined in Regulation S under the Securities Act.

Dated:
       ---------------          -----------------------------------------------
                                NOTICE:  To be executed by an executive officer